                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                         August 9, 2002 (August 8, 2002)

                               [DEAN FOODS LOGO]

                               Dean Foods Company
                               ------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              Delaware                             1-12755                            75-2559681
              --------                             -------                            ----------
  (STATE OR OTHER JURISDICTION OF          (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)
           INCORPORATION)


                     2515 McKinney Avenue, LB 30, Suite 1200
                               Dallas, Texas 75201
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (214) 303-3400


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ITEM 5. OTHER EVENTS

         On June 27, 2002, the Securities and Exchange Commission, in connection with an investigation it is conducting to ascertain facts, conditions, practices and other matters relating to the financial statements and accounting practices of certain large publicly traded companies, issued an Order requiring the filing of sworn statements by the principal executive officers and principal financial officers of over 900 of the largest public companies in the United States regarding the accuracy of their companies' financial statements and their consultation with their companies' audit committees. Under this Order, the officers must personally attest that their companies' most recent periodic reports are materially truthful and complete or explain why such a statement would not be correct. Both the Chief Executive Officer and the Chief Financial Officer of our company filed their sworn statements with the Securities and Exchange Commission on August 8, 2002. Copies of their statements are filed herewith as Exhibits 99.1 and 99.2, and are posted on our corporate website at www.deanfoods.com. We also announced our earnings for the second quarter of 2002 on August 8, 2002. A copy of the press release is filed herewith as Exhibit 99.3

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

         99.1 Sworn Statement of Gregg L. Engles, Chief Executive Officer of Dean Foods Company

         99.2 Sworn Statement of Barry A. Fromberg, Chief Financial Officer of Dean Foods Company

         99.3     Press Release dated August 8, 2002


                                      -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


         Dated:  August 9, 2002                  DEAN FOODS COMPANY



                                                 By: /s/ Lisa N. Tyson
                                                    ---------------------------
                                                    Lisa N. Tyson
                                                    Senior Vice President and
                                                    Deputy General Counsel




                                      -3-

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                                 EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 99.1             Sworn Statement of Gregg L. Engles, Chief Executive Officer of
                  Dean Foods Company

 99.2 Sworn Statement of Barry A. Fromberg, Chief Financial Officer of Dean Foods Company

 99.3             Press Release dated August 8, 2002